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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 20, 2006

                                   BNC Bancorp
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             (Exact name of registrant as specified in its charter)

         North Carolina                000-50128               47-0898685
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  State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                                831 Julian Avenue
                        Thomasville, North Carolina 27361
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 476-9200

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01   COMPLETION, ACQUISITION OR DISPOSITION OF ASSETS

         On July 20, 2006, BNC Bancorp (the "Company") acquired SterlingSouth Bank & Trust Company, a North Carolina chartered commercial bank ("SSBT"), headquartered in Greensboro, North Carolina. The acquisition was accomplished by merging SSBT with and into Bank of North Carolina, the Company's wholly-owned, North Carolina chartered commercial bank ("BNC"), headquartered in Thomasville, North Carolina (the "Merger"). Prior to the Merger SSBT operated two branches in Greensboro in addition to its main office. After the Merger, BNC will operate fourteen banking offices located along the Interstate 85/Interstate 40 corridor that runs through the Piedmont Region of North Carolina. The Merger increases the Company's assets to $833 million as of June 30, 2006.

         The Merger was consummated pursuant to the previously-announced Agreement and Plan of Reorganization and Merger dated February 6, 2006 (the "Merger Agreement") among the Company, BNC and SSBT. In accordance with the terms of the Merger Agreement, the holders of each outstanding share of the $5.00 par value common stock of SSBT were entitled to convert such shares into
1.21056 shares of the Company's common stock.

         On July 20, 2006, all of the non-continuing SSBT directors holding options to purchase SSBT's common stock outstanding on the closing date and all unexercised warrants to purchase shares of SSBT's common stock were deemed cancelled and converted into the right to receive solely a cash payment equal to the number of such options or warrants multiplied by the excess, if any, of $22.82 over the exercise price per share of such options or warrants. The aggregate amount of cash to be paid in exchange for SSBT options and warrants in the Merger is approximately $3,172,290.24.

         Based on the $18.85 per share closing price of the Company's common stock on July 13, 2006, the transaction is valued at approximately $37.2 million.

         Pursuant to general instruction F to Form 8-K, the Press Release dated July 20, 2006 announcing the consummation of the Merger, attached to this Form 8-K as Exhibit 99.1, is hereby incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         In accordance with the Merger Agreement, the shareholders of the Company elected to the Company's Board of Directors: Ralph N. Strayhorn III, Randall R. Kaplan, Charles T. Hagan III and Thomas R. Sloan (all of which were SSBT directors prior to the Merger) at the Company's annual meeting held on June 15, 2006, subject to consummation of the Merger. The former SSBT directors will begin service on the Company's Board of Directors at the next Board meeting following the Merger. On July 21, 2006, Ralph N. Strayhorn III assumed the position of Executive Vice President and Chief Administrative Officer of the Company and BNC.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of business acquired. Not applicable.

      (b)   Pro Forma Financial Information.  Not applicable.

      (c)   Exhibits

            99.1     Press Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BNC BANCORP


Date: July 20, 2006                          By:  /s/ David B. Spencer
                                                  ------------------------------
                                                  David B. Spencer,
                                                  Executive Vice President
                                                  and Chief Financial Officer
                                                  (Principal Accounting Officer)

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                                  EXHIBIT INDEX

         99.1              Press Release

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